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World Omni Auto Receivables Trust 2000-A
Monthly Servicer Certificate
November 30, 2000
                                                            Aggregate Note
Aggregate Note Amount                                       Amount

Original                                                    765,976,000.00

Note Balance @ 10/31/00                                     641,764,494.23
Principal collections & defaulted receivables                22,882,647.66

Note Balance @ 11/30/00                                     618,881,846.57

                                                            Class A-1
Note Amount                                                 Note Amount

Original                                                    158,884,000.00

Note Balance @ 10/31/00                                      34,672,494.23
Principal collections & defaulted receivables                22,882,647.66

Note Balance @ 11/30/00                                      11,789,846.57

                                                            Class A-2
Note Amount                                                 Note Amount

Original                                                    321,019,000.00

Note Balance @ 10/31/00                                     321,019,000.00
Principal collections & defaulted receivables                            -

Note Balance @ 11/30/00                                     321,019,000.00

                                                            Class A-3
Note Amount                                                 Note Amount

Original                                                    168,637,000.00

Note Balance @ 10/31/00                                     168,637,000.00
Principal collections & defaulted receivables                            -

Note Balance @ 11/30/00                                     168,637,000.00

                                                            Class A-4
Note Amount                                                 Note Amount

Original                                                    117,436,000.00

Note Balance @ 10/31/00                                     117,436,000.00
Principal collections & defaulted receivables                            -

Note Balance @ 11/30/00                                     117,436,000.00




Distributable Amounts                                       Total

Interest Distributable Amount                                 3,785,991.22
Principal Distributable Amount                               22,882,647.66

Total                                                        26,668,638.88

Distributable Amounts                                       Class A-1

Interest Distributable Amount                                   193,403.75
Principal Distributable Amount                               22,882,647.66

Total                                                        23,076,051.41

Distributable Amounts                                       Class A-2

Interest Distributable Amount                                 1,885,986.63
Principal Distributable Amount                                        0.00

Total                                                         1,885,986.63

Distributable Amounts                                       Class A-3

Interest Distributable Amount                                 1,001,984.84
Principal Distributable Amount                                        0.00

Total                                                         1,001,984.84

Distributable Amounts                                       Class A-4

Interest Distributable Amount                                   704,616.00
Principal Distributable Amount                                        0.00

Total                                                           704,616.00



Note Factors                                                Series A-1                   Series A-2

                                          11/30/00                    7.4204115%                 100.0000000%

Note Factors                                                Series A-3                   Series A-4

                                          11/30/00                  100.0000000%                 100.0000000%



Pool Data                                                   $                            #

Original Pool Balance                                       812,707,273.18                    62,718
Pool Balance at 10/31/00                                    688,495,767.41                    58,633
Principal Payments                                           22,058,036.06                       715
Defaulted Receivables                                           824,611.60                        60
Pool Balance at 11/30/00                                    665,613,119.75                    57,858
Receivables with APRs < 8.75%                               453,468,603.08                    41,362
Weighted Average APR                                                  8.38%




Account Balances                                            Advance                      Reserve Fund

Balance as of  10/31/00                                          84,459.20                25,977,387.67
Balance as of  11/30/00                                          97,279.18                25,409,530.47
Change                                                           12,819.98                  (567,857.20)
Yield Supplement Percentage                                                                        3.22%
Reserve Fund Requirement                                                                  24,760,530.02
Reserve Fund Supplemental Requirement/(Excess)                                              (649,000.45)




Distribution per $1,000                                     Total

Distribution Amount                                                  34.8165463

Interest Distribution Amount                                          4.9427021
Interest Carryover Shortfall                                          0.0000000

Principal Distribution Amount                                        29.8738442
Principal Carryover Shortfall                                         0.0000000


Distribution per $1,000                                      Class A-1

Distribution Amount                                                 145.2383589

Interest Distribution Amount                                          1.2172639
Interest Carryover Shortfall                                          0.0000000

Principal Distribution Amount                                       144.0210950
Principal Carryover Shortfall                                         0.0000000


Distribution per $1,000                                     Class A-2

Distribution Amount                                                   5.8750000

Interest Distribution Amount                                          5.8750000
Interest Carryover Shortfall                                          0.0000000

Principal Distribution Amount                                         0.0000000
Principal Carryover Shortfall                                         0.0000000


Distribution per $1,000                                     Class A-3

Distribution Amount                                                   5.9416667

Interest Distribution Amount                                          5.9416667
Interest Carryover Shortfall                                          0.0000000

Principal Distribution Amount                                         0.0000000
Principal Carryover Shortfall                                         0.0000000


Distribution per $1,000                                     Class A-4

Distribution Amount                                                   6.0000000

Interest Distribution Amount                                          6.0000000
Interest Carryover Shortfall                                          0.0000000

Principal Distribution Amount                                         0.0000000
Principal Carryover Shortfall                                         0.0000000





Servicing Fee                                               Total

Amount of Servicing Fee Paid                                    573,746.47
Total Unpaid                                                          0.00





Delinquent Receivables                                      #                            $

Past Due 31-60 days                                                 686                    8,518,468.98
Past Due 61-90 days                                                  77                      966,995.44
Past Due 91 + days                                                   33                      398,799.88

 Total                                                              796                    9,884,264.30


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